Exhibit 99.1

      FOR IMMEDIATE RELEASE

      CONTACT
      Nigel Ekern
      Chief Administrative Officer
      Net Perceptions, Inc.
      (203) 428-2040
      nekern@kanders.com

           Net Perceptions, Inc. Announces Second Quarter 2005 Results

      STAMFORD, CONNECTICUT -- August 12, 2005 -- Net Perceptions, Inc. (OTC:NETP.PK) today announced financial results for the quarter ended June 30, 2005. Net Perceptions reported $32,000 in royalty revenues for the second quarter of 2005 compared to product and service revenues of $372,000 during the same period of 2004. Total revenue for the period ended June 30, 2005 was $43,000 compared to $872,000 for the same period of 2004. Net income for the second quarter of 2005 was $61,000 or $0.00 per diluted share compared to a net loss of $590,000 or $0.02 per diluted share during the same period of 2004. Net income for the period ended June 30, 2005 was $320,000 or $0.01 per share compared to net income of $388,000 or $0.01 per share for the same period in 2004.

      As of June 30, 2005, Net Perceptions' cash and cash equivalents and marketable securities were $14.7 million (or $0.51 gross cash per share) compared to $14.4 million as of December 31, 2004. Gross cash per share at June 30, 2005 equals cash and cash equivalents and marketable securities of $14.7 million divided by 28.9 million common shares outstanding. Net Perceptions has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of Net Perceptions' assets available for redeployment. Net Perceptions is unaware of any comparable GAAP measure.

      Net Perceptions estimates that it has available federal net operating loss carry-forwards of approximately $123.0 million and research and development credit carry-forwards of approximately $151,000 which expire in varying amounts beginning in the year 2011, to the extent not limited under Section 382 of the Internal Revenue Code.

      Nigel Ekern, Net Perceptions' Chief Administrative Officer stated, "We continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available."

      Net Perceptions does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until it consummates an acquisition in connection with its redeployment strategy. At such time, management plans to resume holding quarterly conference calls to review earnings and Net Perceptions' operating performance.

      Net Perceptions, formerly a provider of software business solutions, is seeking to redeploy its assets and use its cash and cash equivalent assets to enhance stockholder value.

      --------------

      This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Net Perceptions' beliefs, expectations, intentions and strategies regarding Net Perceptions, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value and the unavailability of our net operating loss carry forward. Net Perceptions cannot guarantee its future performance. All forward-looking statements contained in this press release are based on information available to Net Perceptions as of the date of this press release and Net Perceptions assumes no obligation to update the forward-looking statements contained herein.

      For further information regarding the risks and uncertainties in connection with Net Perceptions' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Net Perceptions' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at our web site at http://www.netperceptions.com or the SEC's web site at http://www.sec.gov.

                              NET PERCEPTIONS, INC.

                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


=============================================================================================================
                                                                           June 30,          December 31,
                                                                             2005                2004
-------------------------------------------------------------------------------------------------------------
                                                                          (Unaudited)
Assets
Current assets:
     Cash and cash equivalents                                             $     11,657        $     14,444
     Marketable securities                                                        3,001                  --
     Prepaid expenses and other current assets                                      158                  40
-------------------------------------------------------------------------------------------------------------
           Total current assets                                                  14,816              14,484

Other assets                                                                        225                 239
-------------------------------------------------------------------------------------------------------------
           Total assets                                                    $     15,041        $     14,723
-------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued liabilities                                       128                 178
-------------------------------------------------------------------------------------------------------------
           Total current liabilities                                                128                 178
-------------------------------------------------------------------------------------------------------------
Note Payable                                                                      2,533               2,517
-------------------------------------------------------------------------------------------------------------
           Total liabilities                                                      2,661               2,695
-------------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
     Common stock                                                                     2                   2
     Additional paid-in capital                                                 234,400             234,350
     Unearned stock compensation                                                   (149)               (135)
     Accumulated other comprehensive (loss)                                          (4)                 --
     Accumulated deficit                                                       (221,869)           (222,189)
-------------------------------------------------------------------------------------------------------------
          Total stockholders' equity                                             12,380              12,028
-------------------------------------------------------------------------------------------------------------
          Total liabilities and stockholders' equity                       $     15,041        $     14,723
-------------------------------------------------------------------------------------------------------------

                              NET PERCEPTIONS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited, in thousands, except per share amounts)


                                                            Three Months Ended                 Six Months Ended
                                                                 June 30,                          June 30,
                                                          2005             2004             2005             2004
         ---------------------------------------------------------------------------------------------------------------
         Revenues:
             Product                                 $        --      $        51     $        --      $         405
             Service, maintenance and royalties               32              321              43                467
         ---------------------------------------------------------------------------------------------------------------
                     Total revenues                           32              372              43                872
         Cost of revenues:
             Service and maintenance                          --              103              --                205
         ---------------------------------------------------------------------------------------------------------------
                     Total cost of revenues                   --              103              --                205

         Gross margin                                         32              269              43                667

         Operating expenses:
             Research and development                         --               --              --                250
             General and administrative                      109              898             169              1,926
             Gain on sale of patents                          --               --              --            (1,800)
             Gain on litigation settlement                    --               --           (229)                 --
             Restructuring related charges                    --               --              --                (7)
         ---------------------------------------------------------------------------------------------------------------
                     Total operating expenses                109              898            (60)                369
         ---------------------------------------------------------------------------------------------------------------

         Operating income (loss)                            (77)            (629)             103                298

         Other income (expense):
            Interest income                                  104               32             187                 58
            Interest expense                                (15)             (22)            (42)               (22)
            Other income (expense)                            49               29              72                 54
         ---------------------------------------------------------------------------------------------------------------
               Total other income (expense), net             138               39             217                 90
         ---------------------------------------------------------------------------------------------------------------
         Net income (loss)                           $        61      $     (590)     $       320      $         388
         ---------------------------------------------------------------------------------------------------------------
         Net income (loss) per share:
           Basic                                     $      0.00      $    (0.02)     $      0.01      $        0.01
           Diluted                                   $      0.00      $    (0.02)     $      0.01      $        0.01

         Shares used in computing basic and
         diluted net income (loss) per share:
           Basic                                          28,918           28,504          28,918             28,355
           Diluted                                        29,217           28,504          29,195             28,924
         ---------------------------------------------------------------------------------------------------------------

                              NET PERCEPTIONS, INC.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Unaudited, in thousands)


  ================================================================================================================
                                                                                        Six Months Ended
                                                                                            June 30,
                                                                               -----------------------------------
                                                                                    2005              2004
  ----------------------------------------------------------------------------------------------------------------
  Cash flows from operating activities:
     Net income                                                                   $      320         $    388
     Reconciliation of net income to net cash provided by (used in)
        operating activities:
        Gain on sale of patents                                                           --           (1,800)
         Restructuring related charges                                                    --               (7)
         Provision for (recovery of) doubt accounts                                       --            (2(21)
         Amortization of debt issuance costs                                              14                6
         Amortization of discount on notes payable                                        16               12
         Amortization of discounts on securities, net                                     (7)              --
         Stock based compensation                                                         36               19
        Changes in assets and liabilities:
         Accounts receivable                                                              --              358
         Prepaid expenses and other current assets                                      (118)             330
         Accounts payable & accrued liabilities                                          (50)            (403)
         Deferred revenue                                                                 --             (352)
  ----------------------------------------------------------------------------------------------------------------
        Net cash provided by (used in) operating activities                              211           (1,470)

  Cash flows from investing activities:
       Purchase of marketable securities                                              (2,998)              --
       Proceeds from sale of patents                                                      --            1,800
  ----------------------------------------------------------------------------------------------------------------
        Net cash provided by investing activities                                     (2,998)           1,800

  Cash flows from financing activities:
       Proceeds from issuance of convertible subordinated note, net of                    --            2,245
        offering costs of $288
       Proceeds from exercise of stock options, net of stock repurchases                  --              152
  ----------------------------------------------------------------------------------------------------------------
        Net cash provided by financing activities                                 $       --         $  2,397
  ----------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in cash and cash equivalents                            $   (2,787)        $  2,727
  Cash and cash equivalents at beginning of period                                    14,444           11,932
  ----------------------------------------------------------------------------------------------------------------
  Cash and cash equivalents at end of period                                         $11,657          $14,659
  ----------------------------------------------------------------------------------------------------------------